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                                                                   EXHIBIT 10.14





                           VISTA MEDICAL TECHNOLOGIES, INC.


                   AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT


                                  November 27, 1996


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                                  TABLE OF CONTENTS

                                                                            Page
                                                                           ----

SECTION 1.    RESTRICTIONS ON TRANSFER; REGISTRATION RIGHTS . . . . . . .   1
    1.1       Restrictions on Transferability . . . . . . . . . . . . . .   1
    1.2       Certain Definitions . . . . . . . . . . . . . . . . . . . .   2
    1.3       Restrictive Legend(s) . . . . . . . . . . . . . . . . . . .   3
    1.4       Notice of Proposed Transfers. . . . . . . . . . . . . . . .   3
    1.5       Demand Registration Rights. . . . . . . . . . . . . . . . .   4
    1.6       Company Registration. . . . . . . . . . . . . . . . . . . .   6
    1.7       Form S-3 Registration Rights. . . . . . . . . . . . . . . .   7
    1.8       Expenses of Registration. . . . . . . . . . . . . . . . . .   8
    1.9       Registration Procedures . . . . . . . . . . . . . . . . . .   8
    1.10      Indemnification . . . . . . . . . . . . . . . . . . . . . .   9
    1.11      Information by Holder . . . . . . . . . . . . . . . . . . .  11
    1.12      Rule 144 Reporting. . . . . . . . . . . . . . . . . . . . .  11
    1.13      Transfer of Registration Rights . . . . . . . . . . . . . .  12
    1.14      Termination of Registration Rights. . . . . . . . . . . . .  12
    1.15      "Market Stand Off" Agreement. . . . . . . . . . . . . . . .  13

SECTION 2.    AFFIRMATIVE COVENANTS OF THE COMPANY AND STOCKHOLDERS . . .  13
    2.1       Financial Information . . . . . . . . . . . . . . . . . . .  13
    2.2       Assignment of Rights to Financial Information . . . . . . .  14
    2.3       Inspection Rights . . . . . . . . . . . . . . . . . . . . .  14
    2.4       Attendance at Board Meetings. . . . . . . . . . . . . . . .  15
    2.5       Termination of Covenants. . . . . . . . . . . . . . . . . .  15
    2.6       Confidential Information, etc . . . . . . . . . . . . . . .  15

SECTION 3.    RIGHTS OF FIRST REFUSAL . . . . . . . . . . . . . . . . . .  16
    3.1       Right of First Refusal on Company Issuances . . . . . . . .  16

SECTION 4.    MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . .  17
    4.1       Governing Law . . . . . . . . . . . . . . . . . . . . . . .  17
    4.2       Successors and Assigns. . . . . . . . . . . . . . . . . . .  17
    4.3       Entire Agreement. . . . . . . . . . . . . . . . . . . . . .  18
    4.4       Notice. . . . . . . . . . . . . . . . . . . . . . . . . . .  18
    4.5       Counterparts. . . . . . . . . . . . . . . . . . . . . . . .  18
    4.6       Severability. . . . . . . . . . . . . . . . . . . . . . . .  18
    4.7       Separability. . . . . . . . . . . . . . . . . . . . . . . .  18
    4.8       Approval of Amendments and Waivers. . . . . . . . . . . . .  18
    4.9       Amendment of Prior Agreement. . . . . . . . . . . . . . . .  19

                           VISTA MEDICAL TECHNOLOGIES, INC.
                   AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT


     THIS AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT (the "Agreement") is made as of the 27th day of November, 1996 (the "Effective Date"), by and between Vista Medical Technologies, Inc., a Delaware corporation (the "Company"), and the Stockholders listed on Schedule A hereto, each of which is herein referred to as a "Stockholder."

                                       RECITALS

     WHEREAS, the Company and certain of the Stockholders (the "Series A Stockholders") are parties to a certain Investors' Rights Agreement dated as of July 12, 1996, as amended through the date hereof (the "Prior Agreement"), pursuant to which certain of the Stockholders possess registration rights, information rights, rights of first refusal and other rights, and the Company is obligated thereunder;

     WHEREAS, the Company and one of the Stockholders are parties to the Series C Preferred Stock Purchase Agreement dated the date hereof (the "Series C Agreement"); and

     WHEREAS, in order to induce the Company to enter into the Series C Agreement and to induce such Stockholder to purchase shares of the Company's Series C Preferred Stock (the "Series C Preferred") pursuant to the Series C Agreement, the Stockholders and the Company hereby agree that this Agreement shall amend the Prior Agreement so that this Agreement shall govern the obligations of the Company to register the resale of shares of Common Stock issuable to the Stockholders upon conversion of their shares of the Company's Series A-1 Preferred Stock, Series A-3 Preferred Stock (collectively, the "Series A Preferred"), Series B Preferred Stock (the "Series B Preferred") and/or Series C Preferred, and certain other matters as set forth herein.

     NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

                                      SECTION 1.

           RESTRICTIONS ON TRANSFER; REGISTRATION RIGHTS

     1.1 RESTRICTIONS ON TRANSFERABILITY. Neither the Series A Preferred, the Series B Preferred or the Series C Preferred nor the Registrable Securities (as defined below) shall be transferable except upon the conditions specified in this Agreement, which conditions are intended to insure compliance with the provisions of the Securities Act (as defined below), or upon such other terms as are in the opinion of counsel to the Company satisfactory to comply with the provisions of the Securities Act. Except for transfers made pursuant to Rule 144 of the Securities Act, the Stockholders will cause any proposed transferee of Series

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A Preferred, Series B Preferred, Series C Preferred or Registrable Securities
held by any Stockholder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement and it will be a condition precedent to the effectiveness of any such transfer that the Company shall have secured a written agreement in form and substance satisfactory to the Company to that effect, if so requested by the Company,

     1.2 CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

     "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     "FORM S-3" shall mean Form S-3 under the Securities Act (as defined below) as in effect on the date of this Agreement, or any substantially similar, equivalent or successor form under the Securities Act.

     "HOLDER" shall mean each holder of Registrable Securities.

     "REGISTRABLE SECURITIES" means (i) the Common Stock issuable or issued upon conversion of the Series A Preferred, (ii) the Common Stock issuable or issued upon conversion of the Series B Preferred, (iii) the Common Stock issuable or issued upon conversion of the Series C Preferred, and (iv) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in (i), (ii) and (iii) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned and any Registerable Securities as to which the registration rights granted hereunder have been terminated pursuant to Section 1.14.

     The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

     "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with Sections 1.5, 1.6 and 1.7 hereof other than Selling Expenses, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of Company counsel, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

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     "RESTRICTED SECURITIES" shall mean the securities of the Company required to bear the legend set forth in Section 1.3 hereof or a legend substantially similar thereto and all shares of Common Stock outstanding on the date of this Agreement.

     "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the applicable sale.

     1.3   RESTRICTIVE LEGEND(S).

     (a) Each certificate representing the shares of Series A Preferred, Series B Preferred, Series C Preferred and Registrable Securities shall (unless otherwise permitted by the provisions of Section 1.4 below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable California or other state securities laws):

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION.

     (b) Each certificate representing shares of Registrable Securities into which shares of the Series A Preferred, Series B Preferred and/or Series C Preferred are converted also shall be stamped or otherwise imprinted with any legend required by the Bylaws of the Company (in addition to any legend required under applicable California or other state securities laws).

     1.4 NOTICE OF PROPOSED TRANSFERS. The holder of each certificate representing the Restricted Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this Section 1.4. Prior to any proposed transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied (except in transactions in compliance with Rule 144) by either (i) a written opinion of legal counsel which shall be reasonably satisfactory to the Company addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission, a copy of any holder's request (together with all supplements or amendments thereto) to which shall have been provided to the Company, at or prior to the time of first delivery to the Commission's staff, to the effect that the transfer of such securities without registration will not result in a recommendation by such staff that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the Restricted Securities transferred as provided for above shall bear the appropriate restrictive legend set forth in Section 1.3 above, except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for the Company or counsel for such holder, such legend is not required in order to establish compliance with any provisions of the Securities Act.

     Notwithstanding the provisions above, no such opinion of counsel or "no action letter" shall be necessary for a transfer by a Stockholder which is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner ("Partners"), if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he were an original Stockholder hereunder.

     1.5   DEMAND REGISTRATION RIGHTS.

     (a) Commencing on the third anniversary of the Effective Date, if the Company shall receive a written request (specifying that it is being made pursuant to this Section 1.5) from the Holders of at least forty percent (40%) of the Registrable Securities that the Company file a registration statement or similar document under the Securities Act covering the registration of Registrable Securities the expected aggregate offering price to the public of which is at least $7,500,000, then the Company shall promptly notify all other Holders of such request and shall use its best efforts to cause all Registrable Securities that such Holders have requested, within fifteen (15) days after receipt of such written notice, to be registered in accordance with this Section
1.5 to be registered under the Securities Act. The Holders making the written request pursuant to this Section 1.5 shall be referred to hereinafter as the "Initiating Holders".

     Notwithstanding the foregoing, (i) the Company shall not be obligated to effect a registration pursuant to this Section 1.5 during the period starting with the date one hundred twenty (120) days prior to the Company's estimated date of filing of, and ending on a date one hundred eighty (180) days following the effective date of, a registration statement pertaining to an underwritten public offering of the Company's securities, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and that the Company's estimate of the date of filing such registration statement is made in good faith; and (ii) if the Company shall furnish to such

Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed six (6) months; provided, however, that the Company shall not obtain such a deferral more than once in any 12-month period.

     The Company shall be obligated to effect not more than two (2) registrations pursuant to this Section 1.5 for which holders of Registrable Securities are the Initiating Holders.

     (b) If the Initiating Holders intend to distribute the Registrable Securities covered by their demand by means of an underwriting, they shall so advise the Company as part of their demand made pursuant to this Section 1.5, and the Company shall include such information in the notice referred to in
Section 1.5(a). In such event, the right of any Holder to registration pursuant to this Section 1.5 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein.

     The Company shall, together with all Holders proposing to distribute their securities through such underwriting, enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company and reasonably satisfactory to a majority of interest of the Initiating Holders. Notwithstanding any other provision of this Section 1.5, if the underwriter shall advise the Company in writing that marketing factors (including, without limitation, an adverse effect on the per share offering price) require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities that would otherwise be registered and underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated pro rata among such Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration.

     If any Holder disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. The Registrable Securities so withdrawn shall also be withdrawn from registration. If by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the underwriter limitation in this Section 1.5.

     If the underwriter has not limited the number of Registrable Securities to be underwritten, the Company may include securities for its own account (or for the account of other securityholders) in such registration if the underwriter so agrees and if the number of Registrable Securities that would otherwise have been included in such registration and underwriting will not thereby be limited.

     1.6   COMPANY REGISTRATION.

     (a) If, at any time or from time to time, the Company shall determine to register any of its securities, either for its own account or the account of a securityholder or holders exercising their respective demand registration rights, other than a registration relating solely to employee benefit plans on Form S-8 or similar forms which may be promulgated in the future or a registration on Form S-4 or similar forms which may be promulgated in the future relating solely to a Securities and Exchange Commission Rule 145 or similar transaction the Company will (i) promptly give to each Holder written notice thereof and (ii) include in such registration (and any related qualification under Blue Sky laws or other compliance), and in any underwriting involved therein, all Registrable Securities of such Holders as specified in a written request or requests made within fifteen (15) days after receipt of such written notice from the Company.

     (b) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so indicate in the notice given pursuant to Section 1.6(a). In such event the right of any Holder to registration pursuant to this Section 1.6 shall be conditioned upon such Holder's agreeing to participate in such underwriting and to the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other Holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company or by other holders exercising any demand registration rights. Notwithstanding any other provision of this Section 1.6, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude some or all Registrable Securities or other securities from such registration and underwriting (hereinafter an "Underwriter Cutback"); provided, however, that if such underwriting relates to any registration statement other than a registration statement being filed with respect to the first registration statement filed by the Company covering an underwritten offering of any of its securities to the general public ("Initial Public Offering") in which no secondary shares are included, then (i) in no event shall the aggregate number of shares of Registrable Securities included in such underwriting be reduced below thirty (30%) of the total number of shares proposed to be included in such underwriting. In the event of an Underwriter Cutback, the Company shall so advise all Holders and the other holders distributing their securities through such underwriting, and the number of Registrable Securities and other securities that may be included in the registration and underwriting shall be allocated among all holders thereof (other than those holders who are exercising their demand registration rights) on the basis that the holders who are not Holders shall be cut back before any cutback of Holders. If the limitation determined by the underwriter requires an Underwriter Cutback, such Underwriter Cutback shall be in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

     1.7 FORM S-3 REGISTRATION RIGHTS. After the Initial Public Offering, the Company shall use its best efforts to qualify for registration on Form S-3, and to that end the Company shall use its best efforts to comply with the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), within twelve (12) months following the effective date of the first registration of any securities of the Company for an underwritten registered public offering. After the Company has qualified for the use of Form S-3, and subject to the provisions of Section 1.14, each Holder shall have the right to request registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such shares by each such Holder), subject only to the following limitations:

     (a) The Company shall not be obligated to cause a registration on Form S-3 to become effective prior to one hundred eighty (180) days following the effective date of a Company initiated registration (other than a registration relating solely to employee benefit plans on Form S-8 or similar forms which may be promulgated in the future or a registration on Form S-4 or similar forms which may be promulgated in the future relating solely to a Securities and Exchange Commission Rule 145 or similar transaction the Company);

     (b) The Company shall not be required to effect a registration pursuant to this Section 1.7 unless the Holder or Holders requesting such a registration propose to dispose of shares of Registrable Securities having an aggregate disposition price (before deduction of underwriting discounts and expenses of sale) of at least $500,000;

     (c) The Company shall not be required to effect a registration pursuant to this Section 1.7 if the Company shall furnish to the requesting Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company or its stockholders for the registration statement to be filed at the date filing would be required, in which case the Company shall have an additional period of not more than one hundred twenty (120) days within which to file such registration statement; PROVIDED HOWEVER, that the Company shall not use this right more than once in any 12-month period;

     (d) The Company shall not be required to maintain and keep any such registration on Form S-3 effective for a period exceeding one hundred twenty
(120) days from the effective date thereof;

     (e) The Company shall not be obligated to cause a registration on Form S-3 if in the prior six-month period the Company has caused a registration on Form S-3 to become effective; and

     (f) The Company shall be obligated to effect not more than two registrations per year pursuant to this Section 1.7 for which holders of Registrable Securities request such registration.

     The Company shall give notice to all Holders of the receipt of a request for registration pursuant to this Section 1.7 and shall use its best efforts to cause all Registrable Securities that such Holders have requested, within fifteen (15) days after receipt of such written notice, be registered in accordance with this Section 1.7 to be registered under the Securities Act. Subject to the foregoing, the Company will use its best efforts to effect promptly any registration pursuant to this Section 1.7. The provisions of
Section 1.5(b) shall apply to any registration effected pursuant to this Section 1.7

     1.8 EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Sections 1.5, 1.6 and 1.7 (exclusive of Selling Expenses but inclusive of the reasonable fees and expenses of one special counsel to the selling Holders) shall be borne by the Company. Notwithstanding anything to the contrary herein, the Company shall not be required to pay for any expenses of any registration proceeding under Section 1.5 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to have been registered, unless such Holders agree to forfeit their right to a demand registration pursuant to Section 1.5 (in which event such right shall be forfeited by all Holders). In the absence of such an agreement to forfeit, the Holders of Registrable Securities to have been registered shall bear all such expenses pro rata on the basis of the Registrable Securities to have been registered. Notwithstanding the foregoing, however, if at the time of the withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request, of which the Company had knowledge at the time of the request, then the Holders shall not be required to pay any of said expenses and shall retain their rights pursuant to Section 1.5.

     1.9 REGISTRATION PROCEDURES. In the case of each registration, qualification or compliance effected by the Company pursuant to this Section 1, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

     (a) Keep such registration, qualification or compliance effective for a period of one hundred twenty (120) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs;

     (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

     (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

     (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

     (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement; and

     (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

     Notwithstanding any provision to the contrary in this Agreement, the Company shall not be required in connection with any registration pursuant to Sections 1.5, 1.6 or 1.7 to qualify shares in any state or jurisdiction which requires the Company to qualify to do business or to file a general consent to service of process.

     1.10  INDEMNIFICATION.

     (a) The Company will indemnify each Holder, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 1, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will promptly reimburse each such Holder, each of its officers and directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred (as and when incurred) in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder or underwriter and stated to be specifically for use therein.

     (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and partners and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof) including any of the foregoing incurred in settlement of any litigation commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification, or compliance, and will promptly reimburse the Company, such Holders, such directors, officer's, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred (as and when incurred) in connection with investigation, preparing or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by an instrument duty executed by such Holder and stated to be specifically for use therein, provided, however, that the obligations of each such Holder hereunder shall be limited to an amount equal to the proceeds to each such Holder of Registrable Securities sold as contemplated herein.

     (c) Each party entitled to indemnification under this Section 1.10 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at its own expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1 unless such failure resulted in actual detriment to the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party a release from all liability in respect of such claim or litigation.

     (d) If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

     (e) The obligations of the Company and Holders under this Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1 and otherwise.

     1.11 INFORMATION BY HOLDER. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 1.

     1.12 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the


                                         -11

Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to:

     (a) Use its best efforts to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

     (b) Use its best efforts to then file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act at any time after it has become subject to such reporting requirements,

     (c) So long as a Stockholder owns any Restricted Securities, to furnish to the Stockholder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public) and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual report of the Company, and such other reports and documents of the Company as a Stockholder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Stockholder to sell any such securities without registration.

     1.13 TRANSFER OF REGISTRATION RIGHTS. The rights to cause the Company to register securities granted under Sections 1.5, 1.6 and 1.7 may be assigned or otherwise conveyed to a transferee or assignee of Registrable Securities, who shall be considered a "Holder," and the transferred shares shall be considered "Registrable Securities," for purposes of this Section 1, provided that (i) said transferee acquires (or, together with affiliates (as defined under the Securities Act) ("Affiliates") of said transferee, after the acquisition then beneficially owns) at least 250,000 shares of the Registrable Securities (including shares of Series A Preferred, Series B Preferred and Series C Preferred prior to conversion into Registrable Securities) and (ii) the Company is given written notice by such Holder at the time of or within a reasonable time (but not more than thirty (30) days) after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned, subject to said transferee's agreement to be bound by and comply with the provisions of this
Section 1.

     1.14 TERMINATION OF REGISTRATION RIGHTS. The registration rights granted pursuant to this Section 1 shall terminate (i) upon the seventh anniversary of the effective date of the first registration statement filed by the Company covering the Initial Public Offering or (ii) if earlier, as to any individual Holder, at such time after the Company's Initial Public Offering as all Registrable Securities (including shares of Series A Preferred, Series B Preferred and Series C Preferred prior to conversion into Registrable Securities) held by such Holder (together with shares of any other holder whose sales of Registrable Securities must be aggregated with sales of Holder pursuant to Rule 144(e)) can be sold within any three-month period without compliance with the registration requirements of the Securities Act pursuant to Rule 144 (including Rule 144(k)) promulgated thereunder.

     1.15 "MARKET STAND OFF" AGREEMENT. Each Holder hereby agrees that, during the period of duration specified by the Company and an underwriter of common stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except common stock included in such registration; PROVIDED, HOWEVER, that:

                 (a) such agreement shall not exceed 180 days for the first such registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering;

                 (b) such agreement shall not exceed 90 days for any subsequent registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering; and

                 (c) all executive officers and directors of the Company and all other persons with registration rights under this Agreement or any other agreement enter into similar agreements.

                 In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Investor (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period. Notwithstanding the foregoing, the obligations described in this Section 1.15 shall not apply to a registration relating solely to employee benefit plans on Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to a SEC Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future.

                                      SECTION 2.

                AFFIRMATIVE COVENANTS OF THE COMPANY AND STOCKHOLDERS

     2.1 FINANCIAL INFORMATION. Subject to Section 2.3, the Company will furnish the following reports to the Stockholders for so long as the Stockholders are holders of any Series A Preferred, Series B Preferred, Series C Preferred or Registrable Securities:

     (a) As soon as practicable after the end of each fiscal year, and in any event within 90 days thereafter, audited consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such fiscal year, and consolidated statements of income and surplus and consolidated statements of changes in financial position of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified by independent public accountants of recognized national standing selected by the Company;

     (b) Each month, an unaudited consolidated balance sheet of the Company and its subsidiaries, if any, and consolidated statements of income and consolidated statements of changes in financial condition of the Company and its subsidiaries for such period, all in reasonable detail and signed, subject to changes resulting from year-end audit adjustments, by the principal financial or accounting officer of the Company;

     (c) An annual operating budget for each coming year, delivered on or before January 1 of each year; and

     (d) Such other information relating to the financial condition, business, prospects or corporate affairs of the Company as the investor may from time to time request, provided, however, that the Company shall not be obligated to provide information which it deems proprietary.

     2.2 ASSIGNMENT OF RIGHTS TO FINANCIAL INFORMATION. The rights granted pursuant to Section 2.1 may be assigned by the Stockholders (or by any permitted transferee of any such rights) so long as (i) the Company is given notice of any such assignment within a reasonable time after the date the same is effected,
(ii) the transferee shall have acquired (or, together with such transferee's Affiliates, after the acquisition shall then beneficially own) at least 250,000 shares of Registrable Securities (including shares Series A Preferred, Series B Preferred and Series C Preferred prior to conversion into Registrable Securities) in a private transaction and (iii) the transferee is not engaged in a business that is competitive with the Company.

     2.3   INSPECTION RIGHTS.

     (a) The Company will permit any Investor, so long as such Investor (or its representative) owns at least 200,000 Shares, or such number of shares of Common Stock issued upon conversion of 200,000 or more Shares, or any combination thereof (as presently constituted and subject to subsequent adjustment for stock splits, stock dividends, reverse stock splits, recapitalizations and the like) (a "Significant Holder") (or a representative of any Significant Holder) to visit and inspect any of the properties of the Company, including its books of account and other records (and make copies thereof and take extracts therefrom), and to discuss its affairs, finances and accounts with the Company's officers and its independent public accountants, all at such reasonable times and as often as any such person may reasonably request.

     (b) The provisions of Section 2.2 and this Section 2.3 shall not be in limitation of any rights which any Holder or Significant Holder may have with respect to the books and records of the Company and its subsidiaries, or to inspect their properties or discuss their affairs, finances and accounts, under the laws of the jurisdictions in which they are incorporated.

     2.4 ATTENDANCE AT BOARD MEETINGS. So long as Foster City Partners ("Foster") owns at least an aggregate of 1,000,000 shares of Series A Preferred, and so long as Foster does not have a representative on the Board of Directors of the Company, Foster shall receive from the Company notices of all meetings of the Board of Directors, including without limitation telephonic meetings, and Foster shall receive, with such limitations provided herein, any materials distributed for such meeting, and may send one representative to such meetings, PROVIDED, HOWEVER, that the Company may require as a condition precedent that such representative proposing to attend any meeting of the Board of Directors shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information so received during such meetings and may require that such representative sign a confidentiality agreement with the Company; and, PROVIDED, FURTHER, that the Company reserves the right not to provide information and to exclude such representative from any meeting or portion thereof if attendance at such meeting by such representative or dissemination of any information at such meeting to such representative would, in the good faith judgment of the Board of Directors, result in disclosure of trade secrets to such representative, would compromise or adversely affect the attorney-client privilege between the Company and its counsel, or would, in the good faith judgment of the Board of Directors, result in a conflict of interest situation. If such representative in his or her good faith judgment believes that an item to be discussed by the Board of Directors would result in any conflict of interest, such representative shall promptly bring such conflict to the attention of the Chairman of the Board. In no event shall any provision of this paragraph waive any obligation of confidentiality to the Company owed by any such representative or Foster.

     2.5   TERMINATION OF COVENANTS.  The covenants set forth in Section 2.1,
Section 2.3 and Section 2.4 shall terminate and be of no further force or effect after the closing date of the Initial Public Offering.

     2.6 CONFIDENTIAL INFORMATION, ETC. Each Stockholder agrees that all information received by it pursuant to this Section 2, and any other information relating to the Company's technology, processes or formulas that is disclosed by the Company to any Stockholder in writing and is marked "Confidential," shall be considered confidential information. Each Stockholder further agrees that it shall hold all such confidential information in confidence and shall not disclose any such confidential information to any third party other than its counsel or accountants nor shall such Stockholder use such confidential information for any purpose other than evaluation of such Stockholder's investment in the Company; provided, however, that the foregoing obligation to hold in confidence and not to disclose confidential information shall not apply to any such information that (a) was known to the public prior to disclosure by the Company,
(b) becomes known to the public through no fault of such Stockholder, (c) is disclosed to such Stockholder on a non-confidential basis by a third party having a legal right to make such disclosure or (d) is independently developed by such Stockholder.

                                      SECTION 3.

                               RIGHTS OF FIRST REFUSAL


     3.1   RIGHT OF FIRST REFUSAL ON COMPANY ISSUANCES.

     (a) The Company hereby grants to each Stockholder the right of first refusal to purchase its Pro Rata Share (defined below) of all (or any part) of New Securities (defined below) that the Company may from time to time propose to sell and issue. Such Stockholder's "Pro Rata Share," for purposes of this
Section 3, is the ratio of the number of shares of Common Stock (assuming conversion of all shares of Series A Preferred, Series B Preferred and Series C Preferred) then held by such Stockholder to the total number of shares of Common Stock then outstanding (assuming conversion of all shares of Series A Preferred, Series B Preferred and Series C Preferred). This right of first refusal shall be subject to the following provisions:

     (b) "New Securities" shall mean any Common Stock or Preferred Stock of the Company, whether now authorized or not, and rights, options, or warrants to purchase said Common Stock or Preferred Stock, and securities of any type whatsoever that are, or may become, convertible into or exchangeable for said Common Stock or Preferred Stock; provided, however, that "New Securities" does not include (i) securities issuable upon conversion of or with respect to Series A Preferred Stock, Series B Preferred Stock, Series C Preferred or any future series of preferred stock; (ii) shares of the Company's Common Stock (or related options) issued to officers, directors, employees of and/or consultants to the Company pursuant to plans or agreements as approved by the Company's Board of Directors; (iii) shares of the Company's Common Stock or Preferred Stock issued in connection with any stock split, stock dividend, or recapitalization by the Company; (iv) securities issued in connection with any equipment leasing, technology licensing, corporate partnering, strategic alliance, acquisition, merger, purchase of assets or similar transaction as approved by the Company's Board of Directors; and (v) shares of the Company's Common Stock issued or issuable as a result of any antidilution adjustment provided for in the Company's Certificate of Incorporation as in effect at the time of such issuance.

     (c) In the event that the Company proposes to undertake an issuance of New Securities, it shall give each Stockholder written notice of its intention, describing the type of New Securities, the price and the general terms upon which the Company proposes to issue the same. Each Stockholder shall have twenty (20) business days from the date of receipt of any such notice to agree to purchase some or all of his Pro Rata Share of such New Securities for the price and upon the general terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased. Each Stockholder shall have a right of over-allotment such that if any Stockholder fails to exercise his right hereunder to purchase his Pro Rata Share of New Securities, the other Stockholders may purchase the non-purchasing Stockholder's portion on a pro rata basis, within fifteen (15) business days from the date such non-purchasing Stockholder fails to exercise his right hereunder to purchase his Pro Rata Share of New Securities.

     (d) In the event that the Stockholders fail to exercise in full the right of first refusal within said twenty (20) plus fifteen (15) business day period, the Company shall have one hundred twenty (120) days thereafter to sell (or enter into an agreement pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within one hundred twenty (120) days from the date of said agreement) the New Securities respecting which the Stockholders' rights were not exercised, at a price and upon general terms no more favorable to the purchasers thereof than specified in the Company's notice. In the event the Company has not sold the New Securities within said one hundred twenty (120) day period (or sold and issued New Securities in accordance with the foregoing within one hundred twenty (120) days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities, without first offering such securities to the Stockholders in the manner provided above.

     (e) The right of first refusal granted under this Section 3. 1 shall not apply to and shall expire upon the closing of the Company's Initial Public Offering.

     (f) The rights granted pursuant to this Section 3.1 may be assigned by the Stockholders (or by any permitted transferee of any such rights) so long as
(i) the Company is given notice of any such assignment within a reasonable time after the date the same is effected and (ii) the transferee shall have acquired (or, together with such transferee's Affiliates, after the acquisition shall then beneficially own) at least 250,000 shares of Registrable Securities (including shares of Series A Preferred, Series B Preferred and Series C Preferred prior to conversion into Registrable Securities) in a private transaction.

                                      SECTION 4.

                                    MISCELLANEOUS

     4.1 GOVERNING LAW. This Agreement shall be governed by the laws of the State of Delaware as applicable to contracts entered into and performed entirely within the State of Delaware by Delaware residents.

     4.2 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     4.3 ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

     4.4 NOTICES. ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be sent by facsimile or by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to the Stockholders, to such Stockholders' addresses set forth on the Schedule of Stockholders or to such other address as such Stockholders shall have furnished to the Company in writing, (b) if to any other holder of Registrable Securities, at such address as such holder shall have furnished the Company in writing, or (c) if to the Company, to its address set forth above and addressed to the attention of the President or at such other addresses as the Company shall have furnished to the Stockholders. All notices and other communications pursuant to the provisions of this Section 4.4 shall be deemed delivered when mailed or sent by facsimile.

     4.5 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be enforceable against the party actually executing such counterpart, and which together shall constitute one instrument.

     4.6 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

     4.7 SEPARABILITY. Any invalidity, illegality, or limitation of the enforceability with respect to any Stockholder of any one or more of the provisions of this Agreement, or any part thereof, whether arising by reason of the law of any such Stockholder's domicile or otherwise, shall in no way affect or impair the validity, legality, or enforceability of this Agreement with respect to other Stockholder.

     4.8 APPROVAL OF AMENDMENTS AND WAIVERS. Any term of this agreement may be amended or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of (i) the Company and (ii) the holders of at least a majority of the then outstanding shares of Registrable Securities, excluding from the determination of such a majority in clause (ii) (both in determining the total number of such shares outstanding and the number of such shares consenting or not consenting) all shares previously disposed of by such holders pursuant to one or more registration statements under the Securities Act or pursuant to Rule 144. Any amendment, termination or waiver effected in accordance with this section shall be binding upon the Stockholders, each of their transferees and the Company. Each Stockholder acknowledges that by the operation of this Section the holders of a majority of the outstanding Registrable Securities as aforesaid may have the right and power to diminish or eliminate all rights of such Stockholders under this Agreement.

     4.9 AMENDMENT OF PRIOR AGREEMENT. This Agreement constitutes an amendment of the Prior Agreement and is cast in the form of an amendment and restatement solely for the ease of the parties hereto.




                  [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

The foregoing Restated Investors' Rights Agreement is hereby executed as of the date first above written.

                                  THE COMPANY:

                                  VISTA MEDICAL TECHNOLOGIES, INC.


                                  By:  /s/ John Lyon
                                       ----------------------------------------
                                  Title:President
                                        ---------------------------------------

                                  Address:       5451 Avenida Encinas, Suite A
                                                 Carlsbad, CA  92008


                                  THE STOCKHOLDERS:

                                  FOSTER CITY PARTNERS


                                  By:H. J. Smead
                                     ------------------------------------------
                                  Title:General Partner
                                        ---------------------------------------

                                  Address:       950 Tower Lane, Ste. 800
                                                 Foster City, CA  94404


                                  ONE LIBERTY FUND III, L.P.


                                  By:/s/ D. J. Holland
                                     ------------------------------------------
                                  Title:
                                        ---------------------------------------

                                  Address:       1 Liberty Square, 2nd Floor
                                                 Boston, MA  02109




                            [SIGNATURE PAGE TO AMENDED AND
                        RESTATED INVESTORS' RIGHTS AGREEMENT]

                                  GILDE INTERNATIONAL, B.V.


                                  By:/s/ D. J. Holland
                                     ------------------------------------------
                                  Title:
                                        ---------------------------------------

                                  Address:       1 Liberty Square, 2nd Floor
                                                 Boston, MA  02109



                                  DOMAIN PARTNERS III, L.P.

                                  By:  One Palmer Square Associates III, L.P.

                                  By:/s/ Kathleen K. Shoemaker
                                     ------------------------------------------
                                  Title:General Partner
                                        ---------------------------------------

                                  Address:       One Palmer Square, Ste. 515
                                                 Princeton, NJ  08542


                                  BIOTECHNOLOGY INVESTMENTS LIMITED

                                  By:  Old Court Limited


                                  By:/s/ Kathleen K. Shoemaker
                                     ------------------------------------------
                                  Title:Attorney - In - Fact
                                        ---------------------------------------

                                  Address:       St. Julian's Court
                                                 St. Peter Port
                                                 Guernsey, Channel Islands


                            [SIGNATURE PAGE TO AMENDED AND
                        RESTATED INVESTORS' RIGHTS AGREEMENT]

                                  D.P. III ASSOCIATES, L.P.

                                  By:  One Palmer Square Associates III, L.P.

                                  By:/s/ Kathleen K. Shoemaker
                                     ------------------------------------------
                                  Title:General Partner
                                        ---------------------------------------

                                  Address:       One Palmer Square, Ste. 515
                                                 Princeton, NJ  08542


                                  SBIC PARTNERS, L.P.

                                  By:  Forrest Binkley & Brown L.P.,
                                       General Partner

                                       By:       Forrest Binkley & Brown
                                                 Venture Co., General Partner

                                  By:/s/ Nicholas B. Binkley
                                     ------------------------------------------
                                  Title:President
                                        ---------------------------------------

                                  By:  SL-SBIC Partners, L.P.,
                                       General Partner

                                       By:       FW-SBIC, Inc.,
                                                 General Partner

                                  By:/s/ illegible
                                     -----------------------------------------
                                  Title:
                                        --------------------------------------

                                  Address:       201 Main Street, Suite 2302
                                                 Fort Worth, TX 76102


                            [SIGNATURE PAGE TO AMENDED AND
                        RESTATED INVESTORS' RIGHTS AGREEMENT]

                                  KOICHIRO HIRO


                                  /s/ Koichiro Hiro
                                  ---------------------------------------------

                                  Address:       c/o Oktas
                                                 134 Flanders Road
                                                 Westborough, MA 01581


                                  MEDTRONIC ASSET MANAGEMENT, INC.


                                  ---------------------------------------------
                                  By:/s/ Michael D. Ellwein
                                     ------------------------------------------
                                  Title: Vice President
                                        ---------------------------------------

                                  Address:       7000 Central Avenue NE
                                                 Minneapolis, MN 55432









                            [SIGNATURE PAGE TO AMENDED AND
                        RESTATED INVESTORS' RIGHTS AGREEMENT]

                                      EXHIBIT A
                               SCHEDULE OF STOCKHOLDERS

STOCKHOLDERS

FOSTER CITY PARTNERS
950 Tower Lane, Ste. 800
Foster City, CA 94404
Attention: Dr.  H.J. Smead

ONE LIBERTY FUND III
1 Liberty Square, 2nd Floor
Boston, MA 02109
Attention: Dan Holland

GILDE INTERNATIONAL B.V.
1 Liberty Square, 2nd Floor
Boston, MA 02109
Attention: Dan Holland

B. U. N. P.
c/o Community Technology Fund
Boston University Ventures
147 Bay State Road
Boston, MA 02215
Attention: John E. Bagalay, Jr.

DOMAIN PARTNERS III, L.P.
One Palmer Square.  Ste. 515
Princeton.  NJ 08542
Attention: James C. Blair.  Ph.D.

BIOTECHNOLOGY INVESTMENTS LIMITED
St. Julian's Court
St. Peter Pon
Guernsey.  Channel Islands


with copy to:

c/o Domain Associates
One Palmer Square, Ste. 515
Princeton, NJ 08542
Attention: James C. Blair.  Ph.D.

DP III ASSOCIATES, L.P.
One Palmer Square, Ste. 515
Princeton, NJ 08542
Attention: James C. Blair, Ph.D

SBIC PARTNERS.  L.P.
201 Main Street, Suite 2302
Fort Worth, TX 76102
Attention: Nicholas Binkley

KOICHIRO HORI
c/o Oktas
134 Flanders Road
Westborough, MA 01581

DELAWARE CHARTER GUARANTEE &
TRUST TTEE FBO NANCY M. BRIEFS
3000 Sand Hill Road 3-190
Menlo Park, CA  94025
Attention:  Dick Blakeley

with copy to:

c/o Oktas
134 Flanders Road
Westborough, MA  01581
Attention:  Nancy Briefs

PIONEER CAPITAL CORPORATION
60 State Street
Boston, MA  02109

ACCEL III, L.P.
1 Palmer Square, Ste. 515
Princeton, NJ  08542

ACCEL JAPAN, L.P.
1 Palmer Square, Ste. 515
Princeton, NJ  08542

ACCEL '91
1 Palmer Square, Ste. 515
Princeton, NJ  08542


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OAK INVESTMENT PARTNERS V, L.P.
1 Gorham Island
Westport, CT  06880

OAK V AFFILIATES FUND, L.P.
1 Gorham Island
Westport, CT  06880

CRAIG S. ANDREWS
3543 Garrison Street
San Diego, CA  92106

JOHN DENNISTON
16338 Via del Alba
Rancho Santa Fe, CA 92067

FAYE HUNTER RUSSELL TRUST U/A DTD 7-11-88
P.O. Box 1759
La Jolla, CA 92038

ALBERT STARR, M.D.
9155 S. W. Barnes Road, Suite 240
Portland, OR 97225

NATIONAL CITY BANK AS CUSTODIAN
CARDIAC SURGICAL FBO DR. WILLIAM F.
NORTHRUP, IV
651 Nicollet Mall, FAC-4
Minneapolis, MN 55402

GUARANTEE & TRUST CO., TRUSTEE
FBO GIACOMO A. DELARIA, M.D.
P. O. Box 9755
Rancho Santa Fe, CA 92067

MEREDITH L. SCOTT, M.D.
1615 Barcelona Way
Winter Park, FL 32789

SELECTED MEDICAL ENTERPRISES
1017 Mary Lan
Lomira, WI 53048



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PROMEDICA INTERNATIONAL, INC.
620 Newport Center Drive, #575
Newport Beach, CA 92660

MEDTRONIC ASSET MANAGEMENT, INC.
7000 Central Avenue NE
Minneapolis, MN 55432


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